Exhibit 99

PART I.  FINANCIAL INFORMATION

Item 1.  Financial Statements

ROWAN COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	March 31,	December 31,
	2012	2011
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$342,514	$438,853
Restricted cash	10,621	-
Receivables - trade and other	331,316	283,592
Prepaid expenses and other current assets	38,497	44,586
Deferred tax assets - net	28,416	27,023
Assets of discontinued operations	25,339	27,661
Total current assets	776,703	821,715

PROPERTY, PLANT AND EQUIPMENT - at cost:
Drilling equipment	6,521,834	6,179,587
Construction in progress	480,062	711,558
Other property and equipment	133,959	138,177
Property, plant and equipment - gross	7,135,855	7,029,322
Less accumulated depreciation and amortization	1,409,070	1,350,609
Property, plant and equipment - net	5,726,785	5,678,713

Other assets	97,798	97,417

TOTAL ASSETS	$6,601,286	$6,597,845

See Notes to Unaudited Condensed Consolidated Financial Statements.

ROWAN COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (continued)
(In thousands, except shares)
(Unaudited)

	March 31,	December 31,
	2012	2011
LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$226,141	$45,023
Accounts payable - trade	87,875	111,082
Deferred revenues	36,370	36,220
Accrued pension and other postretirement benefits	33,180	55,244
Accrued compensation and related employee costs	30,231	31,205
Accrued income taxes	12,926	9,878
Accrued interest	10,968	25,477
Other current liabilities	13,077	9,237
Liabilities of discontinued operations	21,254	25,005
Total current liabilities	472,022	348,371

Long-term debt - less current maturities	896,057	1,089,335
Other liabilities	373,981	357,709
Deferred income taxes - net	477,699	476,443
Commitments and contingent liabilities (Note 6)	-	-

STOCKHOLDERS' EQUITY:
Preferred stock, $1.00 par value, 5,000,000 shares authorized, issuable in series:
Series A Junior Preferred Stock, 1,500,000 shares authorized, none issued	-	-
Common stock, $0.125 par value, 150,000,000 shares authorized; 127,583,625 shares and
127,577,530 shares issued at March 31, 2012 and December 31, 2011, respectively	15,948	15,947
Additional paid-in capital	1,463,572	1,478,233
Retained earnings	3,235,879	3,186,362
Cost of 3,441,571 and 3,996,465 treasury shares, respectively	(111,590)	(128,884)
Accumulated other comprehensive loss	(222,282)	(225,671)
Total stockholders' equity	4,381,527	4,325,987

TOTAL LIABILITIES AND EQUITY	$6,601,286	$6,597,845

See Notes to Unaudited Condensed Consolidated Financial Statements.

ROWAN COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2012	2011

REVENUES	$333,477	$205,966

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	182,139	111,274
Depreciation and amortization	58,966	38,154
Selling, general and administrative	23,056	20,814
Gain on disposals of property and equipment	(56)	(31)
Material charges and other operating expenses	4,571	-
Total costs and expenses	268,676	170,211

INCOME FROM OPERATIONS	64,801	35,755

OTHER INCOME (EXPENSE):
Interest expense, net of interest capitalized	(11,257)	(5,319)
Interest income	114	29
Other - net	1,337	(1,084)
Total other income (expense) - net	(9,806)	(6,374)

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	54,995	29,381
Provision (benefit) for income taxes	(504)	2,586

NET INCOME FROM CONTINUING OPERATIONS	55,499	26,795

DISCONTINUED OPERATIONS
Income (loss) from discontinued operations, net of tax	(5,982)	5,277

NET INCOME	$49,517	$32,072

INCOME (LOSS) PER SHARE - BASIC:
Income from continuing operations	$0.45	$0.21
Discontinued operations	$(0.05)	$0.04
Net income	$0.40	$0.26

INCOME (LOSS) PER SHARE - DILUTED:
Income from continuing operations	$0.45	$0.21
Discontinued operations	$(0.05)	$0.04
Net income	$0.40	$0.25

See Notes to Unaudited Condensed Consolidated Financial Statements.

ROWAN COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2012	2011
	(In thousands)

NET INCOME	$49,517	$32,072

Other comprehensive income, net of tax:
Pension and other postretirement benefit adjustments, net of income taxes of $1,825:
Amortization of net loss	4,087	-
Amortization of transition obligation	77	-
Amortization of prior service cost	(775)	-

OTHER COMPREHENSIVE INCOME	3,389	-

COMPREHENSIVE INCOME	$52,906	$32,072

See Notes to Unaudited Condensed Consolidated Financial Statements.

ROWAN COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended March 31,
	2012	2011

CASH PROVIDED BY (USED IN) OPERATIONS:
Net income	$49,517	$32,072
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	58,966	49,366
Deferred income taxes	(137)	863
Provision for pension and postretirement benefits	7,571	8,301
Stock-based compensation expense	5,165	4,910
Gain on disposals of property, plant and equipment	(56)	(2,014)
Postretirement benefit claims paid	(738)	(679)
Contributions to pension plans	(22,542)	(27,369)
Asset impairment charges	2,896	-
Changes in current assets and liabilities:
Receivables - trade and other	(43,448)	36,044
Inventories	-	(48,111)
Prepaid expenses and other current assets	9,231	22,358
Accounts payable	(4,864)	42,210
Accrued income taxes	2,772	561
Deferred revenues	150	16,306
Billings in excess of costs and estimated profits on uncompleted contracts	-	11,489
Other current liabilities	(14,279)	(38,042)
Net changes in other noncurrent assets and liabilities	13,077	5,605
Net cash provided by operations	63,281	113,870

CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Capital expenditures	(138,105)	(361,140)
(Increase) decrease in restricted cash	(10,621)	425
Proceeds from disposals of property, plant and equipment	928	2,704
Net cash used in investing activities	(147,798)	(358,011)

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Repayments of borrowings	(12,312)	(12,329)
Excess tax benefits from stock-based compensation	276	864
Proceeds from stock options and other	214	7,781
Net cash used in financing activities	(11,822)	(3,684)

DECREASE IN CASH AND CASH EQUIVALENTS	(96,339)	(247,825)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	438,853	437,479
CASH AND CASH EQUIVALENTS, END OF PERIOD	$342,514	$189,654

See Notes to Unaudited Condensed Consolidated Financial Statements.

ROWAN COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(In thousands)
(Unaudited)

	Shares of common stock outstanding	Common stock	Additional paid-in capital	Retained earnings	Treasury stock	Accumulated other comprehensive income (loss)	Total stockholders' equity

Balance, December 31, 2010	126,294	$15,794	$1,433,999	$2,449,521	$(1,509)	$(145,495)	$3,752,310
Stock issued under share-based compensation plans	728	91	7,690	-	(302)	-	7,479
Stock-based compensation	-	-	4,465	-	-	-	4,465
Excess tax benefit from stock-based compensation plans	-	-	864	-	-	-	864
Net income	-	-	-	32,072	-	-	32,072
Balance, March 31, 2011	127,022	$15,885	$1,447,018	$2,481,593	$(1,811)	$(145,495)	$3,797,190

Balance, December 31, 2011	123,581	$15,947	$1,478,233	$3,186,362	$(128,884)	$(225,671)	$4,325,987
Stock issued under share-based compensation plans	561	1	(19,609)	-	17,294	-	(2,314)
Stock-based compensation	-	-	4,672	-	-	-	4,672
Excess tax benefit from stock-based compensation plans	-	-	276	-	-	-	276
Retirement benefit adjustments, net of taxes of $1,825	-	-	-	-	-	3,389	3,389
Net income	-	-	-	49,517	-	-	49,517
Balance, March 31, 2012	124,142	$15,948	$1,463,572	$3,235,879	$(111,590)	$(222,282)	$4,381,527

See Notes to Unaudited Condensed Consolidated Financial Statements.

ROWAN COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Note 1 – Nature of Operations and Basis of Presentation

Rowan Companies, Inc., together with its subsidiaries (hereafter referred to as “Rowan” or the “Company”) is a major provider of international and domestic offshore oil and gas contract drilling services and provides its services utilizing a fleet of 31 self-elevating mobile offshore “jack-up” drilling units.  The Company’s primary focus is on high-specification and premium jack-up rigs, which its customers use for exploratory and development drilling and, in certain areas, well workover operations.  Additionally, the Company has three ultra-deepwater drillships under construction, the first of which is scheduled for delivery in late 2013.

Rowan conducts offshore drilling operations in various markets throughout the world including the North Sea, Middle East, Southeast Asia and U.S. Gulf of Mexico, among others.

The financial statements included in this Form 10-Q are presented in U.S. dollars and include the accounts of Rowan Companies, Inc. and its subsidiaries, all of which are wholly owned.  Intercompany balances and transactions are eliminated in consolidation.

The financial statements included in this Form 10-Q have been prepared without audit in accordance with accounting principles generally accepted in the United States of America for interim financial information and the rules and regulations of the Securities and Exchange Commission.  Certain information and notes have been condensed or omitted as permitted by those rules and regulations.  Rowan believes the accompanying financial statements contain all adjustments, which are of a normal recurring nature unless otherwise noted, necessary for a fair statement of the results for the interim periods presented.  Rowan’s results of operations and cash flows for the interim periods are not necessarily indicative of results to be expected for the full year.  The accompanying condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

In June and September 2011, the Company completed the sales of its manufacturing subsidiary, LeTourneau Technologies, Inc (“LeTourneau”) and its land drilling operations, respectively.  Manufacturing operations were previously reported as the “Drilling Products and Systems” and the “Mining, Forestry and Steel Products” segments, and land drilling operations were previously reported as a component of the “Drilling Services” segment.  The Company does not currently segment its continuing offshore drilling business for reporting purposes.  Results of manufacturing and land drilling operations have been reclassified to discontinued operations for all periods presented (see Note 2, “Discontinued Operations”).  As permitted under GAAP, the Company has chosen not to separately disclose cash flows pertaining to discontinued operations in the statement of cash flows.

On April 16, 2012, the Company’s stockholders approved a merger agreement and other proposals related to a plan to reorganize the corporate structure of the Company (see Note 9, “Subsequent Events”).

ROWAN COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)
Note 2 – Discontinued Operations

The following table sets forth the components of “Discontinued operations, net of tax” (in thousands):

	2012			2011
	Manufacturing	Drilling	Total	Manufacturing	Drilling	Total
Three months ended March 31:
Revenues	$-	$-	$-	$114,246	$44,069	$158,315

Pretax income (loss)	$(2,610)	$(2,636)	$(5,246)	$2,163	$5,884	$8,047
Provision (benefit) for
taxes on income	1,659	(923)	736	711	2,059	2,770

Discontinued operations, net of tax	$(4,269)	$(1,713)	$(5,982)	$1,452	$3,825	$5,277

In connection with the sale of LeTourneau, the Company took ownership of a land rig that LeTourneau was constructing on behalf of a customer, plus a related customer deposit.  The Company is holding the asset for sale.  The asset and related deposit are classified as other assets and deferred revenues, respectively, in the table of assets and liabilities of discontinued operations, which follows (in thousands):

	March 31, 2012			December 31, 2011
	Manufacturing	Drilling	Total	Manufacturing	Drilling	Total

Receivables - trade and other	$-	$-	$-	$-	$4,000	$4,000
Other assets	25,339	-	25,339	23,661	-	23,661
Assets of discontinued operations	$25,339	$-	$25,339	$23,661	$4,000	$27,661

Accounts payable - trade	$-	$-	$-	$-	$-	$-
Deferred revenues	20,122	-	20,122	20,122	-	20,122
Other current liabilities	1,132	-	1,132	1,183	3,700	4,883
Liabilities of discontinued operations	$21,254	$-	$21,254	$21,305	$3,700	$25,005

Note 3 – Earnings Per Share

A reconciliation of basic and diluted shares follows (in thousands):

	Three months ended March 31,
	2012	2011

Average common shares outstanding - basic	122,725	125,431
Effect of dilutive securities - stock-based compensation	1,071	1,757
Average common shares - diluted	123,796	127,188

There were no adjustments to net income required for purposes of computing diluted earnings per share.

ROWAN COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)

Stock options and appreciation rights granted under share-based compensation plans are antidilutive and excluded from the diluted earnings per share when their exercise or strike price exceeds the average stock market price during the period.  The following table sets forth antidilutive shares excluded from diluted earnings per share.  Such securities could potentially dilute earnings per share in the future (in thousands):

	Three months ended March 31,
	2012	2011

Employee and director stock options	42	42
Stock appreciation rights	590	-
Total potentially dilutive shares	632	42

Note 4 – Pension and Other Postretirement Benefits

Rowan sponsors defined benefit pension plans covering substantially all of its employees, and provides health care and life insurance benefits upon retirement for certain employees.

Net periodic pension cost recognized included the following components (in thousands):

	Three months ended March 31,
	2012	2011

Service cost	$2,721	$3,074
Interest cost	7,569	7,632
Expected return on plan assets	(9,367)	(8,261)
Recognized actuarial loss	6,245	5,741
Amortization of prior service cost	(1,159)	(1,647)
Total net pension cost	$6,009	$6,539
Less: Discontinued operations	-	2,348
Continuing operations	$6,009	$4,191

Other postretirement benefit cost recognized included the following components (in thousands):

	Three months ended March 31,
	2012	2011

Service cost	$458	$535
Interest cost	942	1,041
Recognized actuarial loss	81	73
Amortization of transition obligation	118	163
Amortization of prior service cost	(37)	(50)
Total other postretirement benefit cost	$1,562	$1,762
Less: Discontinued operations	-	621
Continuing operations	$1,562	$1,141

During the three months ended March 31, 2012, Rowan contributed $23.3 million to its pension and other postretirement benefit plans and expects to make additional contributions to such plans totaling approximately $30.9 million during the remainder of 2012.

ROWAN COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)

Under the terms of the sales of the Company’s manufacturing and land drilling operations, the Company retained pension assets and liabilities related to employees of the former operations.  As a result, the Company may be required to make additional contributions to the plan in excess of currently estimated amounts.  Management does not believe that any such additional contributions will have a material effect on the Company’s financial position, results of operations or cash flows.

Note 5 – Long-term Debt

In February 2012, the Company requested the consent of the U.S. Department of Transportation Maritime Administration (“MarAd”) with respect to the Company’s planned redomestication (See Note 9).  MarAd had previously guaranteed certain of the Company’s debt securities under the Title XI Federal Ship Financing Program, of which the principal amount outstanding was $226.1 million at March 31, 2012.  In April 2012, MarAd denied the Company’s request for the continuation of the Government’s loan guarantees after closing of the redomestication.  As a result, the Company has reclassified all principal amounts due under the notes to current as of March 31, 2012.  As required under the make-whole provisions of the indenture, the Company deposited with the bond trustee $10.6 million in cash, which was classified as restricted cash at March 31, 2012.  Total cash outlay for the retirement of the notes, which is expected to occur in the second and third quarters of 2012, is estimated to be $250.5 million, including principal, make-whole premiums and accrued interest.

Note 6 – Commitments and Contingent Liabilities

The following table presents the status of the Company’s rig construction program as of March 31, 2012.  Amounts include capitalized interest and an estimate for project contingencies (in millions):

	Expected or actual delivery date	Total estimated project costs	Total costs incurred through March 31, 2012	Projected costs for the remainder of 2012	Projected costs in 2013	Projected costs in 2014	Total future costs

Rowan Renaissance	Dec-13	$748	$182	$53	$497	$16	$566
Rowan Resolute	Jun-14	742	178	21	146	398	564
Rowan Reliance	Dec-14	728	119	67	50	492	609
		$2,218	$479	$141	$693	$906	$1,739

Rowan periodically employs letters of credit or other bank-issued guarantees in the normal course of its businesses, and had outstanding letters of credit of approximately $31.2 million at March 31, 2012.

On March 25, 2012, a gas leak occurred on a platform operated by Total E&P UK Limited (“Total”), where the Rowan Viking was working.  The platform is in the Elgin Field located off the coast of Aberdeen, Scotland.  All Company, Total and third-party personnel were safely evacuated from the platform and rig without incident. The Company is working to support Total in its efforts to bring the leak under control including potentially repositioning the Rowan Gorilla V to drill the second of two relief wells.  The Company does not believe the incident or its resolution will materially impact the Company’s financial position, results of operations or cash flows.

In 2009, the Company recognized a $25.4 million tax benefit as a result of applying the facts of a third-party tax case to the Company’s situation.  That case provided a more favorable tax treatment for certain foreign contracts entered into in prior years.  In 2011, the IRS issued an assessment contesting our claim.  The Company plans to vigorously defend its position and continues to believe it is more likely than not that the Company will prevail.

Rowan is involved in various legal proceedings incidental to its businesses and is vigorously defending its position in all such matters. The Company believes that there are no known contingencies, claims or lawsuits that could have a material effect on its financial position, results of operations or cash flows.

ROWAN COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)
Note 7 – Stock-Based Compensation

On March 7, 2012, the Company granted restricted stock and stock appreciation rights with a fair value aggregating $26.4 million.  The awards vest in one-third annual increments over a three-year service period.  The aggregate grant date fair value, net of estimated forfeitures, was $24.9 million, which will be amortized on a straight-line basis over three years from the grant date.

Additionally, on March 7, 2012, the Company granted performance units (“PUs”) with a grant-date fair value of $3.2 million.  The amount ultimately payable will depend on the Company’s total shareholder return (“TSR”) ranking compared to a group of peer companies over a maximum three-year performance period and could range from zero to $7.7 million.  The awards cliff vest at the end of three years and may be settled in cash or shares of Rowan stock.  The Company has accounted for the award as a liability. Compensation will be recognized on a straight-line basis over three years from the grant date and will be remeasured to fair value at each report date.

At March 31, 2012, the Company had approximately $44.8 million of estimated unrecognized future stock-based compensation, which is expected to be recognized as compensation expense over a remaining weighted-average period of 2.4 years.

Note 8 – Other Financial Statement Disclosures

Fair Values of Financial Instruments – The carrying amounts of the Company’s cash and cash equivalents, trade receivables and trade payables approximated their fair values due to their short maturities.  As of March 31, 2012, the fair values of the Company’s debt, which had an aggregate carrying value of $1.122 billion, approximated $1.268 billion.  Fair values of the Company’s debt were estimated based on quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities (Level 2 inputs in the fair value hierarchy).

Supplemental Cash Flow Information – Accrued capital expenditures, which are excluded from capital expenditures in the Condensed Consolidated Statements of Cash Flows until settlement, totaled $44.3 million and $28.1 million at March 31, 2012 and 2011, respectively.  Interest capitalized in connection with rig construction projects totaled $6.7 million and $13.6 million in the first quarters of 2012 and 2011, respectively.

Income Taxes – Historically, the Company has conducted its foreign operations through its U.S. subsidiaries, which resulted in income tax at or near the U.S. statutory rate of 35%.  In late 2009, the Company began operating many of its foreign-based rigs through its international subsidiaries, and has asserted that such earnings are permanently invested abroad.  The Company does not provide deferred income taxes on undistributed foreign earnings considered to be permanently invested abroad.

In accordance with generally accepted accounting principles for interim reporting, the Company estimates its full-year effective tax rate and applies this rate to its year-to-date pretax income.  In addition, the Company separately calculates the tax impact of unusual items, if any.  For the three months ended March 31, 2012, the Company’s consolidated effective tax rates applicable to income from continuing operations was a benefit of less than 1%, as compared to a provision of 8.8% for the first quarter of 2011.  The benefit in 2012 was principally the result of the current period amortization of tax benefit related to outbounding certain rigs into offshore subsidiaries in prior years, the 2011 sales of the Company’s manufacturing and land drilling operations, whose earnings were subject to a 35% U.S. statutory rate, and a greater proportion of income expected to be earned in lower-tax foreign jurisdictions in 2012 as compared to 2011.

Material Charges and Other Operating Expenses – Material charges for the first quarter of 2012 included a $2.9 million impairment charge for the carrying value of steel, which was held for sale and classified in prepaid expenses and other current assets at March 31, 2012, to reflect the price to be received by the Company under a sale contract and $1.7 million of legal and consulting fees incurred in connection with the Company’s redomestication (see Note 9).

ROWAN COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)
Note 9 – Subsequent Events

On April 16, 2012, the Company’s stockholders approved an agreement and plan of merger and reorganization (the “redomestication”) pursuant to which the Company would become a wholly owned subsidiary of a newly formed parent holding company to be named Rowan Companies plc, a public limited company incorporated under the laws of England and Wales.  In connection with the redomestication, each issued and outstanding share of common stock of Rowan Companies, Inc. would be converted into the right to receive one Class A ordinary share, par value U.S. $0.125 per share, of Rowan Companies plc.  The redomestication is expected to become effective in May 2012, and will be accounted for as an internal reorganization of entities under common control; therefore, the carrying values of assets and liabilities of the merged entities will be carried forward without adjustment.

Upon completion of the redomestication, the Company will remain subject to the U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE.  The Company will continue to report its consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles and also must comply with any additional reporting requirements of English law.

On May 2, 2012, as the EXL I was being towed toward a shipyard in south Texas in preparation for its mobilization to Indonesia, a passing ship lost power and collided with the rig.  All personnel aboard the rig were unharmed, but the port side of the rig sustained substantial damage and will require repairs prior to its mobilization to Indonesia.  The Company is assessing the damage and any potential financial impact.

Note 10 – Guarantee of Registered Securities

As previously reported, on May 4, 2012 (the “Effective Date”), Rowan Companies plc, a public limited company organized under English law ("Rowan UK"), became the successor issuer to Rowan Companies, Inc., a Delaware corporation ("Rowan Delaware"), following the completion of the merger between Rowan Delaware and one of its subsidiaries pursuant to an agreement and plan of merger and reorganization dated February 27, 2012, as amended.  As a result of the merger, Rowan UK became the parent company of the Rowan group of companies and our place of incorporation was effectively changed from Delaware to the United Kingdom.  The transactions effecting these changes are collectively referred to as the "Redomestication."

On the Effective Date, Rowan UK and Rowan Delaware entered into a supplemental indenture to the indenture dated as of July 21, 2009, as amended and supplemented, among Rowan UK, Rowan Delaware and U.S. Bank National Association, as trustee, providing for, among other things, the unconditional and irrevocable guarantee by Rowan UK of the prompt payment, when due, of any amount owed to the holders of Rowan Delaware's 5% Senior Notes due 2017 and 7.875% Senior Notes due 2019.

The following condensed consolidating financial information is being provided in accordance with Rule 3-10 of Regulation S-X in connection with the filing with the Securities and Exchange Commission of a shelf registration statement relating to securities that may be offered from time to time, by Rowan UK or Rowan Delaware.  The debt securities offered by Rowan UK or Rowan Delaware may be fully and unconditionally guaranteed by Rowan UK or certain of its wholly owned subsidiaries, including Rowan Delaware.

--

Rowan Companies plc and Subsidiaries
Condensed Consolidating Balance Sheets
March 31, 2012
(in thousands)
(unaudited)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$20,236	$50,295	$271,983	$-	$342,514
Restricted cash	-	10,038	583	-	10,621
Receivables - trade and other	-	38,437	292,879	-	331,316
Prepaid expenses and other current assets	-	40,409	26,504	-	66,913
Assets of discontinued operations	-	25,339	-	-	25,339
Total current assets	20,236	164,518	591,949	-	776,703

Property, plant and equipment - gross	-	1,314,399	5,821,456	-	7,135,855
Less accumulated depreciation and amortization	-	454,385	954,685	-	1,409,070
Property, plant and equipment - net	-	860,014	4,866,771	-	5,726,785

Investments in subsidiaries	-	1,176,574	-	(1,176,574)	-
Due from affiliates	-	3,787,765	646,151	(4,433,916)	-
Other assets	-	29,530	68,268	-	97,798

	$20,236	$6,018,401	$6,173,139	$(5,610,490)	$6,601,286

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$-	$195,243	$30,898	$-	$226,141
Accounts payable - trade	1,276	27,396	59,203	-	87,875
Deferred revenues	-	-	36,370	-	36,370
Accrued liabilities	-	59,216	41,166	-	100,382
Liabilities of discontinued operations	-	21,254	-	-	21,254
Total current liabilities	1,276	303,109	167,637	-	472,022

Long-term debt - less current maturities	-	896,057	-	-	896,057
Due to affiliates	1,601	-	4,432,315	(4,433,916)	-
Other liabilities	-	307,171	66,810	-	373,981
Deferred income taxes - net	-	130,537	347,162	-	477,699
Shareholders' equity	17,359	4,381,527	1,159,215	(1,176,574)	4,381,527

	$20,236	$6,018,401	$6,173,139	$(5,610,490)	$6,601,286

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Rowan Companies plc and Subsidiaries
Condensed Consolidating Balance Sheets
December 31, 2011
(in thousands)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,472	$184,677	$232,704	$-	$438,853
Receivables - trade and other	-	33,380	250,212	-	283,592
Prepaid expenses and other current assets	-	46,137	25,472	-	71,609
Assets of discontinued operations	-	27,661	-	-	27,661
Total current assets	21,472	291,855	508,388	-	821,715

Property, plant and equipment - gross	-	1,290,526	5,738,796	-	7,029,322
Less accumulated depreciation and amortization	-	441,949	908,660	-	1,350,609
Property, plant and equipment - net	-	848,577	4,830,136	-	5,678,713

Investments in subsidiaries	-	1,121,573	-	(1,121,573)	-
Due from affiliates	-	3,732,488	333,357	(4,065,845)	-
Other assets	-	30,581	66,836	-	97,417

	$21,472	$6,025,074	$5,738,717	$(5,187,418)	$6,597,845

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$-	$22,464	$22,559	$-	$45,023
Accounts payable - trade	730	43,091	67,261	-	111,082
Deferred revenues	-	-	36,220	-	36,220
Accrued liabilities	-	102,785	28,256	-	131,041
Liabilities of discontinued operations	-	25,005	-	-	25,005
Total current liabilities	730	193,345	154,296	-	348,371

Long-term debt - less current maturities	-	1,073,887	15,448	-	1,089,335
Due to affiliates	1,151	-	4,064,694	(4,065,845)	-
Other liabilities	-	303,117	54,592	-	357,709
Deferred income taxes - net	-	128,738	347,705	-	476,443
Shareholders' equity	19,591	4,325,987	1,101,982	(1,121,573)	4,325,987

	$21,472	$6,025,074	$5,738,717	$(5,187,418)	$6,597,845

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Rowan Companies plc and Subsidiaries
Condensed Consolidating Income Statements
Three Months ended March 31, 2012
(in thousands)
(unaudited)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated

REVENUES	$-	$41,888	$326,775	$(35,186)	$333,477

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	-	6,612	210,713	(35,186)	182,139
Depreciation and amortization	-	12,882	46,084	-	58,966
Selling, general and administrative	641	6,029	16,386	-	23,056
Loss (gain) on disposals of property and equipment	-	167	(223)	-	(56)
Material charges and other operating expenses	1,675	1,363	1,533	-	4,571
Total costs and expenses	2,316	27,053	274,493	(35,186)	268,676

INCOME FROM OPERATIONS	(2,316)	14,835	52,282	-	64,801

OTHER INCOME (EXPENSE):
Interest expense, net of interest capitalized	-	(11,053)	(204)	-	(11,257)
Interest income	5	43	66	-	114
Other - net	-	36	1,301	-	1,337
Total other income (expense) - net	5	(10,974)	1,163	-	(9,806)

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(2,311)	3,861	53,445	-	54,995
(Benefit) provision for income taxes	-	2,128	(2,632)	-	(504)

NET INCOME FROM CONTINUING OPERATIONS	(2,311)	1,733	56,077	-	55,499

DISCONTINUED OPERATIONS, NET OF TAX	-	(5,982)	-	-	(5,982)

EQUITY IN EARNINGS OF SUBSIDIARIES, NET OF TAX	-	53,766	-	(53,766)	-

NET INCOME	$(2,311)	$49,517	$56,077	$(53,766)	$49,517

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Rowan Companies plc and Subsidiaries
Condensed Consolidating Income Statements
Three Months ended March 31, 2011
(in thousands)
(unaudited)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated

REVENUES	$-	$32,307	$198,409	$(24,750)	$205,966

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	-	26,082	109,942	(24,750)	111,274
Depreciation and amortization	-	14,504	23,650	-	38,154
Selling, general and administrative	-	5,548	15,266	-	20,814
Loss (gain) on disposals of property and equipment	-	(28)	(3)	-	(31)
Total costs and expenses	-	46,106	148,855	(24,750)	170,211

INCOME FROM OPERATIONS	-	(13,799)	49,554	-	35,755

OTHER INCOME (EXPENSE):
Interest expense, net of interest capitalized	-	(5,319)	(2,353)	2,353	(5,319)
Interest income	-	2,333	49	(2,353)	29
Other - net	-	(60)	(1,024)	-	(1,084)
Total other income (expense) - net	-	(3,046)	(3,328)	-	(6,374)

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	-	(16,845)	46,226	-	29,381
(Benefit) provision for income taxes	-	(1,057)	3,643	-	2,586

NET INCOME FROM CONTINUING OPERATIONS	-	(15,788)	42,583	-	26,795

DISCONTINUED OPERATIONS, NET OF TAX	-	-	5,277	-	5,277

EQUITY IN EARNINGS OF SUBSIDIARIES, NET OF TAX	-	47,860	-	(47,860)	-

NET INCOME	$-	$32,072	$47,860	$(47,860)	$32,072

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Rowan Companies plc and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income
Three months ended March 31, 2012
(in thousands)
(unaudited)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated

NET INCOME	$(2,311)	$49,517	$56,077	$(53,766)	$49,517

Other comprehensive income, net of tax:
Pension and other postretirement benefit adjustments, net of income taxes
Amortization of net loss	-	4,087	-	-	4,087
Amortization of transition obligation	-	77	-	-	77
Amortization of prior service credit	-	(775)	-	-	(775)

OTHER COMPREHENSIVE INCOME	-	3,389	-	-	3,389

COMPREHENSIVE INCOME	$(2,311)	$52,906	$56,077	$(53,766)	$52,906

--

Rowan Companies plc and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income
Three months ended March 31, 2011
(in thousands)
(unaudited)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated

NET INCOME	$-	$32,072	$47,860	$(47,860)	$32,072

Other comprehensive income, net of tax:
Pension and other postretirement benefit adjustments, net of income taxes
Net (loss) gain arising during the period	-	-	-	-	-
Prior service credit arising during the period	-	-	-	-	-
Amortization of net loss	-	-	-	-	-
Amortization of transition obligation	-	-	-	-	-
Amortization of prior service credit	-	-	-	-	-

OTHER COMPREHENSIVE INCOME	-	-	-	-	-

COMPREHENSIVE INCOME	$-	$32,072	$47,860	$(47,860)	$32,072

--

Rowan Companies plc and Subsidiaries
Condensed Consolidating Statements of Cash Flows
Three months ended March 31, 2012
(in thousands)
(unaudited)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(1,766)	$(16,647)	$81,694	$-	$63,281

Investing activities:
Property, plant and equipment additions	-	(46,650)	(91,455)	-	(138,105)
Proceeds from disposals of property, plant and equip	-	-	928	-	928
Change in restricted cash balance	-	(10,038)	(583)	-	(10,621)

Net cash used in investing activities	-	(56,688)	(91,110)	-	(147,798)

Financing activities:
Repayments of borrowings	-	(5,203)	(7,109)	-	(12,312)
Advances (to) from affiliates	530	(56,334)	55,804	-	-
Proceeds from stock option and debenture plans	-	214	-	-	214
Excess tax benefits from stock-based compensation	-	276	-	-	276

Net cash provided by (used in) financing activities	530	(61,047)	48,695	-	(11,822)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,236)	(134,382)	39,279	-	(96,339)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	21,472	184,677	232,704	-	438,853

CASH AND CASH EQUIVALENTS, END OF PERIOD	$20,236	$50,295	$271,983	$-	$342,514

--

Rowan Companies plc and Subsidiaries
Condensed Consolidating Statements of Cash Flows
Three months ended March 31, 2011
(in thousands)
(unaudited)
	Rowan UK	Rowan Delaware	Other non-guarantor subsidiaries	Consolidating adjustments	Consolidated

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$-	$17,294	$96,576	$-	$113,870

Investing activities:
Property, plant and equipment additions	-	(27,867)	(333,273)	-	(361,140)
Proceeds from disposals of property, plant and equip	-	-	2,704	-	2,704
Investments in consolidated subsidiaries	-	(140,347)	-	140,347	-
Change in restricted cash balance	-	-	425	-	425

Net cash used in investing activities	-	(168,214)	(330,144)	140,347	(358,011)

Financing activities:
Repayments of borrowings	-	(5,203)	(7,126)	-	(12,329)
Advances (to) from affiliates	-	(36,071)	36,071	-	-
Contribution from parent	-	-	140,347	(140,347)	-
Proceeds from stock option and debenture plans	-	7,781	-	-	7,781
Excess tax benefits from stock-based compensation	-	864	-	-	864

Net cash provided by (used in) financing activities	-	(32,629)	169,292	(140,347)	(3,684)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(183,549)	(64,276)	-	(247,825)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-	255,061	182,418	-	437,479

CASH AND CASH EQUIVALENTS, END OF PERIOD	$-	$71,512	$118,142	$-	$189,654